LICENSE AGREEMENT

     THIS AGREEMENT is made as of the 28th day of October, 1999, by and between

- OTAM SpA, a corporation organized under the laws of Italy, with its registered offices located at Via S. Siro, 1, Santa Margherita Ligure (GE), Italy (hereinafter referred to as the "Licensee")

                                       and

- CIGARETTE RACING TEAM, INC., a corporation organized under the laws of the State of Florida, U.S.A., with its principal place of business located at 3131 N.E. 188th Street, Aventura, Florida 33180, U.S.A. (hereinafter referred to as the "Licensor")

(hereinafter collectively referred to as the "Parties")

                                   WITNESSETH

WHEREAS, Licensor, to the best of its knowledge and belief, is the registered owner of the trademarks, service marks, business names and registrations for such trademarks, service marks and business names in International Class 12, as listed on Schedule "A" attached hereto (hereinafter referred to as the "Mark"); and

WHEREAS, Licensee desires to obtain rights in Licensor's Mark for use in connection with manufacturing and selling of specific watercrafts bearing such Marks as

[INITIALLED]
          specifically defined in Schedule "B" attached hereto (hereinafter referred to as the "Boats"); and

WHEREAS, Licensee and Licensor, have read this agreement (hereinafter referred to as the "Agreement") and understand and accept the terms, conditions and covenants contained in this Agreement as being reasonably necessary in order to maintain Licensor's standards and business practice as it relates to the retaining of entities utilizing Licensor's Mark.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and conditions set forth herein, the Parties hereby agree as follows:

1.   GRANT OF LICENSE

     Licensor grants to Licensee the exclusive, world-wide right and license to use the Licensor's Mark in connection with the manufacture and sale of the Boats.

     The Cigarette Heritage 45' will be identified as an "Express Cruiser" and the Cigarette Millennium 55' will be identified as an "Express Cruiser

     It is understood and agreed that Licensee shall have no right of sublicense or assignment.

     Licensor further grants to Licensee the right to use the Mark as part of its corporate name as follows: "Cigarette Racing Team Italia SpA" to be registered in Genoa, Italy, in accordance with Italian law or incorporate a subsidiary with this name. This right will terminate upon termination of this Agreement.

2.   NON DISCLOSURE

     As a condition of this Agreement, the Parties agree that

[INITIALLED]
     during the term of this Agreement and any subsequent renewals as defined in
     Article 4 herein, the Parties shall not disclose to any third party the terms of the Agreement.

3.   QUALITY STANDARDS

A. Licensee shall manufacture the Boats in compliance with such quality standards and technical specifications as set forth in Schedule "B" for boats of their class and category bearing the Mark;

B. Licensor authorizes Licensee to extend its forty-five (45) foot Boat up to fifty (50) feet and its fifty-five (55) foot up Boat to sixty (60) feet. The authority to extend each of the Boats is granted on the condition that a complete set of architectural drawings for the extended Boat or Boats be prepared on or before December 31, 2001. Upon notice of the substitution of the extended Boat or Boats to Licensor, the new dimension(s) will substitute that licensed hereunder;

C. Licensor grants to Licensee the right of first refusal to manufacture an 80' Express Cruiser bearing the Mark;

D. The Parties undertake to consult with one another prior to manufacturing any new model(s) of the Boat(s);

E. Upon reasonable written request to Licensee, Licensor may inspect any Boat utilizing the Mark;

F. Should Licensor disapprove of any product submitted for review, Licensor shall notify Licensee in writing and shall set forth in detail:

     (i)   the disapproval;

     (ii)  the defect for each disapproval; and

     (iii) the commercially reasonable suggestions for correcting each such defect, however such suggestions shall not be binding.

[INITIALLED]

4.   TERM

A.   Initial Term

     The initial term of this Agreement shall be for a period of five (5) years, commencing on the date mentioned above, subject to the terms and conditions set forth herein.

B.   Renewal Option

     Licensee shall have the option to renew this Agreement for two (2) additional periods of thirty-six (36) months each. In all cases, renewal shall require that: (i) Licensee not be in violation of this Agreement or any other agreement between Licensor and Licensee; (ii) Licensee give written notice of its election to renew not less than three (3) months prior to the end of the term then in effect; and (iii) Licensee shall have paid to Licensor pursuant to Article 5 herein royalties of at least Eight Hundred Seventy Five Thousand United States Dollars ($875,000). If any rules or laws modifies, alters or amends all or part of this renewal provision, then such provision shall be modified, altered or amended accordingly, so as to be in full compliance with such rules and laws.

C.   Subsequent Renewal Option

     Subsequent to the periods as mentioned in Article 4 (B) above, Licensee shall have the option to renew this Agreement for two (2) additional periods of thirty-six (36) months each, if (i) Licensee is not in violation of this Agreement or any other agreement between Licensor and Licensee; and
     (ii) Licensee gives written notice of

[INITIALLED]
     its election to renew not less than three (3) months prior to the end of the term then in effect.

5.   ROYALTY - ADVANCE ON ROYALTY

A. Licensee shall pay to Licensor as a royalty a sum equal to Twenty Seven Thousand United States Dollars ($27,000) for each 45' Boat and Sixty Five Thousand United States Dollars (5 65,000) for each 55' Boat. The royalties are subject to renegotiation if Licensee extends the length of the Boats pursuant to Section 3B. hereof.

B.   Advance on Royalties

     Licensee shall pay to Licensor as an advance on royalties the sum of One Hundred Seventy Five Thousand United States Dollars ($ 175,000) per year payable in four quarterly installments of Forty Three Thousand Seven Hundred Fifty United States Dollars ($ 43,750) each commencing November 1, 1999 (the "Advance Royalty") Upon the sale of any Boat, the royalties earned will be a credit against the Advance Royalty.

C. Licensor undertakes to invest a sum equal to ten percent (10%) of the total sum received for Royalties and Advance on Royalties for publicity on behalf of Licensee's products. Proof of the publicity and the investment cost shall be furnished to Licensee

6.   USE OF THE MARK

A. Licensee acknowledges that the Mark (including all rights therein and goodwill associated therewith) shall, as between Licensee and Licensor, be and remain the exclusive and complete property of the Licensor. Licensee shall not, during the term of this Agreement or

[INITIALLED]
     thereafter, question or challenge the property right of Licensor therein, or the validity of this Agreement.

B.   Licensee acknowledges and agrees that:

     (i) The Mark as owned by Licensor shall be and remain the sole and complete property of Licensor;

     (ii) Licensee shall not at any time acquire or claim any right, title or interest of any nature whatsoever in the Mark by virtue of this Agreement or of Licensee's uses thereof in connection with the Boats;

     (iii) Any right, title or interest in or relating to the Mark which comes into existence during the term of this Agreement as a result of the exercise by Licensee of any right granted to it hereunder shall immediately and automatically vest in Licensor;

     (iv) Licensee acknowledges the validity of the Mark and agrees never to contest or assist others to contest the validity thereof.

7.   LICENSEE's REPRESENTATIONS AND WARRANTIES

     Licensee represents and warrants the following:

     (i)   Licensee is free to enter into and fully perform this Agreement;

     (ii) All designs, materials and intellectual property furnished by Licensee in connection with each of the Boats will be of Licensee's own and original creation (except for matters in the public domain or material which Licensee is fully licensed to use);

     (iii) The manufacture, advertisement and sale of the Boats will not infringe upon or violate any rights of any third party of any nature whatsoever;

[INITIALLED]

     (iv)  The Boats will be of high standard in style,  appearance and quality,
           will  be  safe  for  users  and  will  comply   with  all  applicable
           governmental rules, guidelines, safety codes and regulations;

     (v) The Boats will be manufactured, advertised and sold in accordance with all applicable federal, state and local laws.

8.   LICENSOR's REPRESENTATIONS AND WARRANTIES

     Licensor represents and warrants the following:

     (i) Licensor is the holder of the rights of the Mark and has the right to grant the license as set forth in this Agreement;

     (ii) Licensor has applied for and obtained trademark registration for the Mark and agrees to pay all renewal fees necessary in order to maintain the registration of the Mark during the term of this Agreement.

9.   INDEMNITY

A. Licensee will at all times indemnify and hold Licensor, its officers, directors and employees (including persons with whom Licensor has contractual arrangements with respect to the Boats) harmless, from and against any and all claims, damages, liabilities, costs and expenses (including attorneys' fees) arising out of any alleged latent or patent defects in the Boats, or any breach or alleged breach by Licensee of any representation, warranty or obligation hereunder including, but not limited to, any infringement or violation of any third party's rights with respect to any patent, design, intellectual property or manufacture of the Boats.

[INITIALLED]

B. Licensor will at all times indemnify and hold Licensee, its officers, directors and employees and those with whom Licensee has contractual arrangements from and against any and all claims, damages, liabilities, costs and expenses (including attorneys fees) arising out of any breach or alleged breach by Licensor of its obligations hereunder.

C. During the term of this Agreement and any subsequent renewals thereof, Licensee shall provide a guarantee in the form of a stand--by letter of credit in the maximum amount of four hundred thousand United States dollars ($400,000.00), for claims made by a Boat owner against Licensor in connection with repairs caused by latent or patent defects in the manufacture of the Boats by Licensee.

10.  INSURANCE

     During the term of this Agreement, Licensee shall maintain, at its expense, product liability insurance with a reputable insurance carrier in the amount of two million United States dollars ($2,000,000.00). This insurance policy shall name Licensor as an additional insured and will protect against any claims, suits, losses, costs and expenses (including attorneys' fees) relating to any actual or alleged harm, death or injury to any person or loss or damage to any property arising out of or resulting from any defect or alleged defects in the Boats. This policy shall provide for at least 60 (sixty) days prior written notice to Licensor of the cancellation or any substantial modification of the policy. As proof of insurance, Licensee shall provide to Licensor a fully paid certificate of insurance naming

[INITIALLED]

     Licensor as an insured party before any Boats are offered for sale.

11.  DEFAULT

A. In addition to and without prejudice to any rights which Licensor may have at law or in equity, Licensor shall have the right to terminate this Agreement with sixty (60) days prior written notice to Licensee specifying the basis for default and termination upon the occurrence of any of the following events:

     (i) Licensee fails to make payment of royalties or furnish any statement in accordance with the provisions set forth herein and such failure extends for a period in excess of thirty (30) days;

     (ii) Licensee fails to comply with any of its obligations or materially breaches any warranty herein and does not cure such failure or breach within thirty (30) days after notice thereof.

B. In the event of default, Licensor may require Licensee to provide immediate payment of any royalties due or to become due hereunder.

12.  BANKRUPTCY

     If Licensee files a voluntary petition in bankruptcy and such petition is not dismissed within thirty (30) days thereafter, or a receiver or trustee for any of Licensee's property is appointed and such appointment is not vacated within thirty (30) days thereafter, or Licensee takes advantage of any insolvency law, then Licensor shall have the right to terminate this Agreement

[INITIALLED]
     and/or to require the immediate payment of any royalties due or to become due hereunder.

13.  FORCE MAJEURE

     Licensee shall not be in breach or default of any provisions hereunder by reason of delay or failure in performance of its duties and obligations due to any act of God, war, riot or civil commotion, fire, accident, epidemic, strike, lockout or other labor dispute, enactment of any rule, law, order or act of governmental instrumentality (whether federal, state, local or foreign) or any other cause beyond the reasonable control of Licensee and should such condition continue for a period of three (3) months or more, either party shall have the right to terminate this Agreement by giving the other party at least thirty (30) days written notice to such effect.

14.  TERMINATION

     Licensee may, in its discretion, terminate its license under this Agreement by giving at least sixty (60) days written notice to Licensor.

15.  NOTICES

A. All notices and other communications under this Agreement shall, unless otherwise stated herein, be given in writing to each party at the address set forth below or at such other address as may be designated by the party in a written notice to the other party and confirmed by registered mail. All notices and communications sent by registered mail, hand delivered or delivered by other means which provide for a receipt shall be effective when

[INITIALLED]
     sender is in receipt of a delivery notice signed by the recipient. All notices shall be addressed as follows:

     If to Licensor:
     CIGARETTE RACING TEAM, INC.
     3131 N.E. 188th Street
     Aventura, Florida 33180

     If to Licensee:
     OTAM SpA
     Via S. Siro, 1
     16038 Santa Margherita Ligure (GE)

B. Notices sent by telex or facsimile transmission shall not constitute proper notice under this Agreement.

16.  HEIRS, SUCCESSORS AND ASSIGNS

     This Agreement shall apply to, inure to the benefit of and be binding on the Parties, their respective heirs, executors, administrators, successors and assigns.

17.  ENTIRE AGREEMENT

A. This Agreement constitutes the entire agreement and understanding between the Licensor and Licensee and supersedes any and all prior written or oral agreements, understandings or arrangements between the Parties relating to the subject matter contained in this Agreement. Neither Licensor nor Licensee shall be entitled to rely on any agreement, understanding or arrangement which is not expressly contained in this Agreement.

[INITIALLED]

B. The terms and conditions contained in this Agreement shall not be modified or changed unless in writing and signed by a duly authorized corporate officer, director or agent of the Licensor and Licensee.

C. No modification or amendment of any provision of this Agreement shall be construed as a waiver, breach or cancellation of any other provision.

18.  WAIVER

     Failure by either of the Parties to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance, shall not constitute a continuing waiver or a waiver in any one other instance. Any acceptance of money or other performance by either of the Parties shall not constitute a waiver of any default, except as to the payment of the particular payment or performance so received.

19.  ATTORNEYS' FEES

     If either of the Parties commences an action against the other arising out of or in connection to this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs at the trial and appellate levels.

20.  ASSIGNMENT

     Neither party may assign or delegate any obligation under this Agreement or any interest or right hereunder without prior written consent of the other party.

[INITIALLED]

21.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any provision of this Agreement which may be determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be effective to the extent of the prohibition or non enforceability without invalidating the remaining provisions of this Agreement.

22.  ARBITRATION

     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in New York, New York, U.S.A. in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. One or more arbitrators shall be appointed in accordance to the above mentioned rules and any award rendered by the arbitrators shall be final and binding on the Parties and shall be enforceable in any court of competent jurisdiction.

23.  PROJECTIONS

     The Parties shall provide in writing any terms, covenants, promises, representations or claims regarding any income, sales or profits projections that were made by either of the Parties or their representatives to the other party (including the persons who made such representations, the location and date thereof)

24.  AUTHORITY

     Licensor and Licensee have all requisite authority to enter into this Agreement, whether arising under

[INITIALLED]
     applicable Federal or State laws, rules or regulations to which either of the Parties may be subject.

25.  GENERAL

A. The invalidity or ineffectiveness of any provisions of this Agreement shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid provision or covenant shall be deemed to be severable.

B. The article headings contained herein are for the purpose of convenience only and do not constitute part of this Agreement.

C. A reference to the singular includes a reference to the plural and vice versa, and references to the masculine include a reference to the feminine and neuter genders and vice versa.

D. This Agreement shall not be binding on either of the Parties, unless and until it has been accepted and signed by authorized officers or directors of the Licensor and Licensee.

26.  SURVIVAL

     The provisions contained in Articles 10 and 11 hereof and the obligations to pay royalties pursuant to Article 5 hereof shall survive any termination of this Agreement with respect to any Boats made or sold prior to such termination and Articles 20 and 23 of this Agreement as well as this
     Article 27 shall survive any termination.

[INITIALLED]

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


CIGARETTE RACING TEAM, INC.             OTAM SpA


/s/  ADAM SCHILD                        /s/  UGO CASA
-----------------------                 --------------------
By:  Adam Schild                        By:  Ugo Casa
Chairman of the Board                   President
Chief Operating Officer